UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2005

MAXXAM INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3924	95-2078752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Boulevard Suite 2000 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 975-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

Amendment of Revolving Credit Agreement and Term Loan Agreement

On October 26, 2005, the Registrant's indirect wholly owned subsidiary, The Pacific Lumber Company ("Palco"), and Palco's subsidiary, Britt Lumber Co., Inc. ("Britt"), and certain of their affiliates entered into an Omnibus Amendment to Revolving Credit Agreement, Term Loan Agreement, Intercreditor Agreement and Guarantee and Collateral Agreements (the "Amendment"). The Amendment amends the revolving credit facility and the term loan facility which were entered into by Palco and Britt on April 19, 2005.

The Amendment temporarily increases the amount of the revolving credit facility from $30 million to $35 million and temporarily increases the advance rate applicable to the borrowers' inventory from 75% to 80%. The increase in the inventory advance rate is subject to satisfactory inventory appraisals, and the amount of the increase in such advances is capped at $1.5 million. The increase in the amount of the revolving credit facility and the increase in the inventory advance rate will be phased out beginning in January 2006, and will be completely phased out by March 2006. The Amendment also revises financial covenants applicable to the revolving credit facility and the term loan facility.

MAXXAM Group Inc., Palco's immediate parent, has furnished cash collateral of $2 million as additional security for the borrowers' obligations under the revolving credit facility and the term loan facility. This cash collateral will be released on April 1, 2006, so long as the borrowers have achieved earnings and borrowing availability targets that are to be determined by the revolving lenders.

Item 2.03           Creation of a Direct Financial Obligation or and Obligation under and Off-Balance Sheet                             Arrangement or a Registrant.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description
10.1	Omnibus Amendment to Revolving Credit Agreement, Term Loan Agreement, Intercreditor Agreement and Guarantee and Collateral Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 28, 2005	MAXXAM INC.

By:    /s/ Bernard L. Birkel

Name:	Bernard L. Birkel
Title:	Secretary & Senior Assistant General Counsel

0093FMS5.VM.DOC

EXHIBIT 10.1

OMNIBUS AMENDMENT TO REVOLVING CREDIT AGREEMENT, TERM LOAN AGREEMENT, INTERCREDITOR AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENTS

This OMNIBUS AMENDMENT TO REVOLVING CREDIT AGREEMENT, TERM LOAN AGREEMENT, INTERCREDITOR AGREEMENT AND GUARANTEE AND COLLATERAL AGREEMENTS (this "Amendment") is entered into as of this 26th day of October, 2005, by THE PACIFIC LUMBER COMPANY, a Delaware corporation ("Palco"), THE BRITT LUMBER CO., INC., a California corporation ("Britt" and together with Palco, the "Borrowers"), the other Loan Parties (as defined in the Term Loan Agreement and Revolving Credit Agreement, each as hereinafter defined) signatory hereto, THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent (the "Revolving Agent") for itself and the Lenders under and as defined in the Revolving Credit Agreement (the "Revolving Lenders"), the Revolving Lenders and CREDIT SUISSE, NEW YORK BRANCH (f/k/a Credit Suisse First Boston, acting through its New York Branch), as administrative agent (the "Term Agent") for itself and the Lenders under and as defined in the Term Loan Agreement (the "Term Lenders"), and the Term Lenders.

RECITALS

WHEREAS, (i) the Borrowers, the Revolving Agent and the Revolving Lenders have entered into that certain Revolving Credit Agreement, dated as of April 19, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Revolving Credit Agreement") and (ii) the Borrowers, the other Loan Parties and the Revolving Agent have entered into that certain Guarantee and Collateral Agreement, dated as of April 19, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Revolving Security Agreement");

WHEREAS, (i) the Borrowers, the Term Agent and the Term Lenders have entered into that certain Term Loan Agreement, dated as of April 19, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Term Loan Agreement" and together with the Revolving Credit Agreement, the "Credit Agreements") and (ii) the Borrowers, the other Loan Parties and the Term Agent have entered into that certain Guarantee and Collateral Agreement, dated as of April 19, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Term Security Agreement");

WHEREAS, the Borrowers, the other Loan Parties, the Term Agent and the Revolving Agent have entered into that certain Intercreditor Agreement, dated as of April 19, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Intercreditor Agreement");

WHEREAS, the parties hereto have agreed to amend certain of the Loan Documents (as defined in the Revolving Credit Agreement, the "Revolving Loan Documents") and certain of the Loan Documents (as defined in the Term Loan Agreement, and together with the Revolving Loan Documents, the "Loan Documents");

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.	Amendments to the Revolving Credit Agreement.

(a)          Section 1.01 of the Revolving Credit Agreement is hereby amended by amending and restating the following defined terms to read in their entirety as follows:

""Borrowing Base" means, at any time, an amount equal to (a) the sum of (A) eighty-five percent (85%) of the Net Amount of Eligible Accounts plus (B) seventy-five percent (75%) of the value (being the lower of cost (on a first-in first-out basis) or market) of Eligible Inventory plus (C) after the Administrative Agent has received an updated inventory appraisal from an appraiser satisfactory to Revolving Agent and in form, substance and with results satisfactory to the Administrative Agent, the lesser of (x) the Incremental Percentage of the value (being the lower of cost (on a first-in first-out basis) or market) of Eligible Inventory and (y) $1,500,000; minus (b) Reserves from time to time established by the Administrative Agent in its reasonable credit judgment."

""Combined EBITDA" shall mean, for any period, Combined Net Income for such period plus (a) without duplication and to the extent deducted in determining such Combined Net Income, the sum of (i) Combined Interest Expense for such period, (ii) combined income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period and (iv) depletion for such period (provided that to the extent that all or any portion of the income of any person is excluded from Combined Net Income pursuant to the definition thereof for all or any portion of such period any amounts set forth in the preceding clauses (i) through (iv) that are attributable to such person shall not be included for purposes of this definition for such period or portion thereof), and minus (b) without duplication and to the extent included in determining such Combined Net Income, any extraordinary gains and all non-cash items of income for such period, all determined on a combined basis in accordance with GAAP (except that Inventory is presented on a FIFO basis)."

""Total Revolving Credit Commitment" shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The Total Revolving Credit Commitment as of the Omnibus Amendment Effective Date is $35,000,000."

(b)          Section 1.01 of the Revolving Credit Agreement is hereby amended by adding the following new defined terms thereto in their proper alphabetical order:

""Omnibus Amendment" shall mean that certain Omnibus Amendment to Revolving Credit Agreement, Term Loan Agreement, Intercreditor Agreement and Guarantee and Collateral Agreements, dated as of October 26, 2005, by and among the Administrative Agent, the Lenders, the administrative agent and lenders under the Term Loan Agreement, and the Loan Parties."

""Omnibus Amendment Effective Date" shall mean the date which all the conditions to the effectiveness of the Omnibus Amendment have been satisfied."

""Incremental Percentage" shall mean at all times (i) on or prior to February 28, 2006, five percent (5%), (ii) after February 28, 2006 but on or prior to March 31, 2006, 3% and (iii) after March 31, 2006, 0%.

(c)          Section 2.09(b) of the Revolving Credit Agreement is hereby amended and restated to read in its entirety as follows:

"(b)        Upon at least three Business Days' prior irrevocable written or fax notice to the Administrative Agent, the Borrowers may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $1,000,000 and (ii) the Commitments shall not be reduced to an amount that is less than the Aggregate Revolving Credit Exposure then in effect. In addition, on each date set forth below the Revolving Credit Commitments of the Lenders shall be reduced, on a pro rata basis, so that after giving effect to such reduction the Aggregate Revolving Credit Exposure shall be reduced to an amount equal to the lesser of the Total Revolving Credit Commitment otherwise in effect on such date or the amount set forth below opposite such date:

Date	Amount
January 2, 2006	$34,500,000
January 9, 2006	$34,000,000
January 16, 2006	$33,500,000
January 23, 2006	$33,000,000
January 30, 2006	$32,500,000
February 6, 2006	$32,000,000
February 13, 2006	$31,500,000
February 20, 2006	$31,000,000
February 27, 2006	$30,500,000
March 6, 2006	$30,000,000

To the extent that any reduction in the Total Revolving Credit Commitment set forth in the above table results in the Aggregate Revolving Credit Exposure exceeding the Commitments, the Borrowers shall immediately prepay the Revolving Loans by such amount."

(d)          Section 5.04(k) of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(k)        from time to time, if Administrative Agent determines in its sole discretion that obtaining appraisals is necessary or appropriate for any reason, the Administrative Agent will, at Borrower's expense, obtain appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent stating the then current market values of all or any portion of the Real Property and personal property owned by any of the Loan Parties;"

(e)          Section 6.11 of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Section 6.11    Minimum Combined EBITDA. Permit the Combined EBITDA for the 12-month period (unless otherwise indicated below) then ended at the end of any such fiscal month (or at the end of the then preceding fiscal month) set forth below to be less than the amount set forth opposite such fiscal month set forth below:

Period Ending	Amount
One month period ending September 30, 2005	($1,400,000)
Two month period ending October 31, 2005	($2,350,000)
Three month period ending November 30, 2005	($1,350,000)
Four Month period ending December 31, 2005	$850,000
Five month period ending January 31, 2006	$750,000
Six month period ending February 28, 2006	$400,000
Seven month period ending March 31, 2006	$800,000

After March 31, 2006, the minimum Combined EBITDA for any period shall be the Agent Determined Amount. As used herein, the "Agent Determined Amount" means the amount (and for such periods) determined in good faith (and delivered in writing to the Borrowers) by the Administrative Agent (which the Administrative Agent currently intends to determine following receipt by Administrative Agent of Borrowers' projections for Fiscal Year 2006).

SECTION 2.    Amendment to Lender Addendum. The Lender Addendum (as defined in the Revolving Credit Agreement) executed by The CIT Group/Business Credit, Inc., as Revolving Lender, is hereby amended by amending and restating paragraph 2 of Schedule 1 thereto to read in its entirety as follows:

"Revolving Credit Commitment: $30,000,000 as of the Closing Date and increased to $35,000,000 as of the Omnibus Amendment Effective Date, and as subsequently reduced in accordance with Section 2.09 of the Credit Agreement."

SECTION 3.    Amendment to Term Loan Agreement. Section 6.11 of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

"Section 6.11                  Minimum Combined EBITDA. Permit the Combined EBITDA for the 12-month period (unless otherwise indicated below) then ended at the end of any fiscal quarter set forth below to be less than the amount set forth opposite such fiscal quarter set forth below:

Period Ending	Amount
One month period ending September 30, 2005	($1,400,000)
Four month period ending December 31, 2005	$850,000
Seven month period ending March 31, 2006	$800,000

After March 31, 2006, the minimum Combined EBITDA for any period shall be the Agent Determined Amount. As used herein, the "Agent Determined Amount" means the amount (and for such periods) determined in good faith (and delivered in writing to the Borrowers) by the Administrative Agent (which the Administrative Agent currently intends to determine following receipt by Administrative Agent of Borrowers' projections for Fiscal Year 2006).

SECTION 4. Amendment to Guarantee and Collateral Agreements.

(a)          Section 1.01 of the Term Loan Agreement is hereby amended by amending and restating the following defined term to read in its entirety as follows:

""Combined EBITDA" shall mean, for any period, Combined Net Income for such period plus (a) without duplication and to the extent deducted in determining such Combined Net Income, the sum of (i) Combined Interest Expense for such period, (ii) combined income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period and (iv) depletion for such period (provided that to the extent that all or any portion of the income of any person is excluded from Combined Net Income pursuant to the definition thereof for all or any portion of such period any amounts set forth in the preceding clauses (i) through (iv) that are attributable to such person shall not be included for purposes of this definition for such period or portion thereof), and minus (b) without duplication and to the extent included in determining such Combined Net Income, any extraordinary gains and all non-cash items of income for such period, all determined on a combined basis in accordance with GAAP (except that Inventory is presented on a FIFO basis)."

(b)          Section 1 of the Revolving Security Agreement is hereby amended by adding the following new defined terms thereto in their proper alphabetical order:

""Cash Collateral" means cash in the amount of $2,000,000 to be deposited by Holdings with the Administrative Agent, and to be held by the Administrative Agent as cash collateral."

""CIT Rate" means the rate of interest per annum announced by JPMorgan Chase Bank, N.A. (or its successor) from time to time as its "prime rate" in effect at its principal office in New York City minus 3.25%.

(c)          Section 3(a) of the Revolving Security Agreement is hereby amended and restated to read in its entirety as follows:

"(a)        Holdings hereby assigns and transfers (and in the case of clause (i) below continues the assignment and transfer) to the Administrative Agent, and hereby grants (and in the case of (i) below continues the grant) to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in (i) all equity interests in Palco and all Proceeds thereof (the "Palco Equity Interests") and (ii) the Cash Collateral (together with the Palco Equity Interests, the "Holdings Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations. Any reference to Collateral herein with respect to Holdings shall be understood to be a reference to the Holdings Collateral."

(d)          Section 8.15 of the Revolving Security Agreement is hereby amended by adding the following new clause (d) thereto:

"(d)        At such time after March 31, 2006 as (i) Borrowers' have achieved Combined EBITDA and Borrowing Availability in amounts and for periods determined in good faith (and delivered in writing to the Borrowers) by the Administrative Agent (which the Administrative Agent currently intends to determine following receipt by Administrative Agent of Borrowers' projections for Fiscal Year 2006), (ii) the Aggregate Revolving Credit Exposure is no greater than $30,000,000 and (iii) no Event of Default has occurred or is continuing, upon written request of Borrowers, the Administrative Agent shall return, and release the Liens created hereby on, the Cash Collateral, and concurrently pay to Holdings interest accrued (from the Omnibus Amendment Effective Date to the date the Cash Collateral is released) on the Cash Collateral at the CIT Rate (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be). "

(e)          Section 1 of the Term Security Agreement is hereby amended by adding the following new defined terms in their proper alphabetical order:

""Cash Collateral" means cash in the amount of $2,000,000 to be deposited by Holdings with the Revolving Credit Agent, and to be held by the Revolving Credit Agent as cash collateral."

""Revolving Credit Agent" means CIT Group/Business Credit, Inc., as administrative agent under the Revolving Credit Agreement."

""Revolving Security Agreement" means that certain Guarantee and Collateral Agreement dated as of April 19, 2005 by and among the Revolving Credit Agent and the Loan Parties.

(f)           Section 3(a) of the Term Security Agreement is hereby amended and restated in its entirety as follows:

"(a)        Holdings hereby assigns and transfers (and in the case of clause (i) below continues the assignment and transfer) to the Administrative Agent, and hereby grants (and in the case of (i) below continues the grant) to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in (i) all equity interests in Palco and all Proceeds thereof (the "Palco Equity Interests") and (ii) the Cash Collateral (together with the Palco Equity Interests, the "Holdings Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations. Any reference to Collateral herein with respect to Holdings shall be understood to be a reference to the Holdings Collateral."

(g)          Section 8.15 of the Term Security Agreement is hereby amended by adding the following new clause (d) thereto:

"(d)        At such time as the Revolving Credit Agent has returned and released its Lien on the Cash Collateral in accordance with the terms and conditions of Section 8.15 of the Revolving Security Agreement (as in effect on the Omnibus Amendment Effective Date), the Administrative Agent's Lien on the Cash Collateral shall be automatically simultaneously released."

SECTION 5.	Amendment to Intercreditor Agreement.

(a)          Section 1 of the Intercreditor Agreement is hereby amended by adding the following new defined term thereto in its applicable alphabetical order:

""Cash Collateral" means cash in the amount of $2,000,000 to be deposited by Holdings with the Revolving Credit Agent, and to be held by the Revolving Credit Agent as cash collateral."

(b)          Section 1 of the Intercreditor Agreement is hereby amended by amending and restating the definition of "Revolving Credit Primary Collateral" in its entirety as follows:

""Revolving Credit Primary Collateral" means all now owned or hereafter acquired Revolving Credit Collateral which constitutes: (a) Accounts, other than "payment intangibles" (as defined in Article 9 of the UCC) which constitute identifiable proceeds of Term Loan Primary Collateral, (b) all Inventory or documents of title for any Inventory; (c) Hedge Agreements, (d) Deposit Accounts, Securities Accounts (including all cash, marketable securities and other funds held in or on deposit in either of the foregoing) Instruments, Chattel Paper and Cash Collateral; provided, however, that to the extent that Instruments or Chattel Paper constitute identifiable proceeds of Term Loan Primary Collateral or other identifiable proceeds of Term Loan Primary Collateral are deposited or held in any such Bank Accounts or Securities Accounts after an Enforcement Notice, then (as provided in Section 3.5 below) such Instruments, Chattel Paper or other identifiable proceeds shall be treated as Term Loan Primary Collateral; (e) Revolving Credit General Intangibles; (f) Records, "supporting obligations" (as defined in Article 9 of the UCC), commercial tort claims or other claims and causes of action , in each case, to the extent related primarily to any of the foregoing; and (g) substitutions, replacements, accessions, products and proceeds (including, without limitation, insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing.

(c)          Section 3.2(a)(2) of the Intercreditor Agreement is hereby amended by replacing the term "Term Loan Collateral" which appears therein with the term "Term Loan Primary Collateral".

(d)          Section 3.2(b) of the Intercreditor Agreement is hereby amended by replacing "Term Loan Collateral" which appear therein with the term "Term Loan Primary Collateral".

SECTION 6.    Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)          the Revolving Agent shall have received, for the ratable benefit of the Revolving Lenders, payment of an amendment fee in an amount equal to $25,000 (which shall be fully earned and payable as of the date hereof);

(b)          the Revolving Agent shall have received $2,000,000 in cash from Holdings to be held by the Revolving Agent as Cash Collateral;

(c)          this Amendment shall have been duly executed and delivered by the Borrower, the Loan Parties, the Revolving Agent, the Revolving Lender, the Term Agent and the Term Lenders;

(d)          the representations and warranties contained herein shall be true and correct in all respects;

(e)          the Borrowers shall have executed an Amended and Restated Revolving Note in the form attached hereto as Exhibit A; and

(f)           the Borrowers shall have provided to each of the Revolving Agent and Term Agent a Secretary's Certificate certifying and attaching the (i) articles of incorporation and bylaws of each Loan Party that is a corporation, (ii) the certificate of formation and limited liability company agreement of each Loan Party that is a limited liability company and (iii) duly adopted resolutions of each Loan Party with respect to this Amendment and the transaction contemplated thereby. In the case of items (i) and (ii), any Loan Party can in lieu thereof certify that no changes have occurred to such documents since April 19, 2005 (except for a May 4, 2005 amendment to the limited liability company agreement of Salmon Creek LLC, a copy of which has previously been furnished to Lenders' counsel).

SECTION 7.    Opinion of Counsel. No later than November 4, 2005, Borrowers shall deliver to the Revolving Agent and the Term Agent an opinion of counsel with respect to this Amendment in form and substance reasonably acceptable to each of the Revolving Agent and the Term Agent.

SECTION 8.    Representations and Warranties. In order to induce the Revolving Agent, the Revolving Lenders and Term Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Revolving Agent, the Revolving Lenders and the Term Agent, which representations and warranties shall survive the execution and delivery of this Amendment, that:

(a)          all of the representations and warranties contained in each of Credit Agreements and each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b)          the execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment, and each of the Credit Agreements is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)          neither the execution, delivery and performance of this Amendment by such Loan Party, the performance by such Loan Party of each of the Credit Agreements nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its subsidiaries is a party or by which any Loan Party or any of its subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d)          no Default or Event of Default (in each case, as defined in either Credit Agreement) has occurred and is continuing.

SECTION 9.	Reference to and Effect Upon the Loan Documents.

(a)          Except as specifically set forth above, each of Credit Agreements and the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

(b)          The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of either Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with either Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of either Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in either Credit Agreement and the Loan Documents to either Credit Agreement shall mean the Credit Agreement as amended hereby, as applicable.

SECTION 10.                    Costs And Expenses. As provided in Section 9.05 of each Credit Agreement, the Borrowers agree to reimburse Revolving Agent and Term Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 11.                    Reaffirmation of Guaranties. The Loan Parties signatory hereto hereby reaffirm their Guarantees (as defined in each Credit Agreement) of the Obligations (as defined in each Credit Agreement), taking into account the provisions of this Amendment.

SECTION 12.                GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 13.                Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 14.                Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:

THE PACIFIC LUMBER COMPANY

By: /s/ GARY L. CLARK

Name: GARY L. CLARK
Title: Vice President Finance & Administration and CFO

BRITT LUMBER CO., INC.

By: /s/ GARY L. CLARK

Name: GARY L. CLARK
Title: Vice President Finance & Administration and CFO

ADMINISTRATIVE AGENTS AND LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent and Lender under the Revolving Credit Agreement

By: /s/ ANTHONY LAVINIO

Name: ANTHONY LAVINIO

Title:	Vice President

CREDIT SUISSE, NEW YORK BRANCH as Administrative Agent and Lender under the Term Loan Agreement

By: /s/ David Dodd

Name: David Dodd

Title:	Vice President

By: /s/ Mikhail Favbusovich

Name: Mikhail Favbusovich

Title:	Associate

GSO CREDIT OPPORTUNITIES FUND (HELIOS), as a Lender under the Term Loan Agreement

By: /s/ J. Albert Smith

Name: J. Albert Smith

Title:	Partner

CREDIT OPPORTUNITIES FUND (EMPLOYEE), as a Lender under the Term Loan Agreement

By: /s/ J. Albert Smith

Name: J. Albert Smith

Title:	Partner

MARATHON STRUCTURED FINANCE FUND, L.P., as a Lender under the Term Loan Agreement

By: /s/ Gary L. Lembo

Name: Gary L. Lembo

Title:	Director

AVILA MASTER FUND, L.P., as a Lender under the Term Loan Agreement

By: Alcentra Inc., as its Investment Advisor

By: /s/ An Pham, Jr.

Name: An Pham, Jr.

Title:	Vice President

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above by below Persons in their capacity as Loan Parties and not as a Borrower.

SALMON CREEK LLC

By: /s/ GARY L. CLARK

Name: GARY L. CLARK
Title:	President and CEO

SCOTIA INN INC.

By: /s/ GARY L. CLARK

Name: GARY L. CLARK

Title: Vice President Finance & Administration and CFO

MAXXAM GROUP INC.

By: /s/ GARY L. CLARK

Name: GARY L. CLARK
Title:	President and CFO

EXHIBIT A

FORM OF AMENDED AND RESTATED REVOLVING NOTE

New York, New York

$35,000,000.00

FOR VALUE RECEIVED, each of the undersigned (each individually a "Borrower" and collectively, the "Borrowers"), HEREBY PROMISES TO PAY to the order of THE CIT GROUP/BUSINESS CREDIT, INC. ("Lender"), at the offices of The CIT Group/Business Credit, Inc., as Administrative Agent for Lenders ("Administrative Agent"), at its address at 1211 Avenue of the Americas, 12th floor, New York, New York, or at such other place as Administrative Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THIRTY FIVE MILLION DOLLARS AND NO CENTS ($35,000,000.00) or, if less, the aggregate unpaid amount of all Loans (each, a "Revolving Credit Advance") made to the undersigned pursuant to Section 2.01 of the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.

This Amended and Restated Revolving Note (this "Revolving Note") is one of the Revolving Notes issued pursuant to that certain Revolving Credit Agreement dated as of April 19, 2005 by and among Borrowers, Administrative Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Guarantee and Collateral Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Administrative Agent on its books; provided that the failure of Administrative Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Revolving Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and,

with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Revolving Note may, as provided in the Credit Agreement, be declared, and immediately shall become, due and payable.

Time is of the essence of this Revolving Note.

Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

THIS REVOLVING NOTE IS ISSUED IN FULL SUBSTITUTION FOR AND REPLACEMENT OF, BUT NOT IN PAYMENT OF THE REVOLVING NOTE OF BORROWERS EXECUTED AS OF APRIL 19, 2005, PAYABLE TO THE ORDER OF THE CIT GROUP/BUSINESS CREDIT, INC. IN THE ORIGINAL PRINCIPAL AMOUNT OF THIRTY MILLION DOLLARS ($30,000,000).

THE PACIFIC LUMBER COMPANY

By:______________________________

Name:
Title:

BRITT LUMBER CO., INC.

By:______________________________

Name:
Title:

CH\790939.10